UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2017
AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Westown Parkway, West Des Moines, Iowa	50266
(Address of Principal Executive Offices)	(Zip Code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Shareholders on June 1, 2017.  At the Annual Meeting, shareholders considered and voted upon four proposals:
The final results of the voting on each proposal were as follows:

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Joyce A. Chapman	75,593,233	2,511,452	3,062,092
James M. Gerlach	72,857,001	5,247,684	3,062,092
Robert L. Howe	75,235,429	2,869,256	3,062,092
William R. Kunkel	65,364,759	12,739,926	3,062,092
Debra J. Richardson	71,524,591	6,580,094	3,062,092
Brenda J. Cushing	76,893,768	1,210,917	3,062,092
Ms. Chapman, Mr. Gerlach, Mr. Howe, Mr. Kunkel and Ms. Richardson were elected to serve for a term expiring at the 2020 Annual Meeting of Shareholders or until their successors are elected and qualified. Ms. Cushing was elected to serve for a term expiring at the 2018 Annual Meeting of Shareholders or until her successor is elected and qualified.

2.	Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
79,043,108	2,110,034	13,635	—
The appointment of KPMG LLP as our independent auditor for the 2017 fiscal year was ratified.

3.	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
74,428,934	3,430,497	245,253	3,062,093
The shareholders approved, on an advisory basis, the compensation of our named executive officers.

4.	Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
61,089,738	127,349	16,557,832	329,762	3,062,096
The shareholders recommended holding future advisory votes on executive compensation annually.

(d) On June 1, 2017, in light of management's recommendation of, and shareholder support for, an annual frequency of future advisory votes on executive compensation, the Company's Board of Directors determined the Company will hold future advisory votes on executive compensation annually until the matter is next submitted to the Company's shareholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 5, 2017

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ John M. Matovina
John M. Matovina
Chief Executive Officer and President